• 2003 –June Magazine Planning Financial etc. Source: • Dealer revenue FSC, RIA insurance producers) FNIC, (includes billion Wealth, billion $1.8 • Broker $198,168 total AUM: 25 in registered $9.2 magazine’s rep: #2 growth Common RIA broker/dealers, per and growth (950 broker/dealers Efficient revenue reps LPL, management: assets). • Planning revenue revenue top-tier GDC • (RIA) James, independent production life registered with total under Non-RIA • and in • Financial 50 based Scale: 5 and of average variable securities fee 1,000 Raymond Top assets to in in in in and •—• Mission: Strong survey ranked: #1 #1 #1 #8 Size Over Competitive Total assets • • • • • • • According 2003 NFPSI NFPSI

NATIONAL FINANCIAL PARTNERS

NFP's January 2004 Investor/Analyst Meeting

About Forward-Looking Statements

Some of the statements that we make in this presentation may constitute "forward-looking statements." These statements relate to future events or our future financial performance and involve known and unknown risks, uncertainties and other factors that may cause our or our industry's actual results, levels of activity, performance or achievements to be materially different from those expressed or implied by any of our forward-looking statements. Some of these factors are listed under "Risk Factors" and elsewhere in NFP's Form S-1 filed on August 29, 2003. In some cases, you can identify forward-looking statements by terminology such as "may," "will," "should," "expects," "plans," "anticipates," "intends," "believes," "estimates," "predicts," "potential" or "continue" or the negative of these terms or other comparable terminology. These statements are only predictions. Actual events or results may differ materially. Although we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee future results, levels of activity, performance or achievement. Except as required by law, we undertake no obligation to update publicly any forward-looking statements for any reason after the date of this presentation or to conform these statements to actual results or to changes in our expectations.

Reconciliation of Non-GAAP Measures

National Financial Partners analyzes its performance using non-GAAP measures called cash earnings and cash earnings per diluted share. Cash earnings is defined as net income, excluding amortization of intangibles, depreciation and impairment losses. Cash earnings per diluted share is calculated by dividing operating earnings as defined above by the number of weighted average diluted shares outstanding for the period indicated. The Company also uses non-GAAP measures called gross margin before management fees and gross margin before management fees as a percentage of revenues. National Financial Partners believes these non-GAAP measures provide additional information that could be meaningful in evaluating certain aspects of the Company's operating performance from period to period on a basis that may not be otherwise apparent under GAAP. Cash earnings and cash earnings per diluted share should not be viewed as substitutes for GAAP net income and GAAP net income per diluted share, respectively. Gross margin before management fees and gross margin before management fees as a percentage of revenues should not be viewed as substitutes for GAAP gross margin and GAAP gross margin as a percentage of revenues. A full reconciliation of net income to cash earnings and gross margin to gross margin before management fees is provided in the Company's quarterly financial supplement, which is available on the Investor Relations section of NFP's Web site at www.nfp.com.

NFP

NATIONAL FINANCIAL PARTNERS

NATIONAL FINANCIAL PARTNERS

NFP and PartnersFinancial
The Industry, the History, the Future

Presented By: Bruce Callahan & Bob Carter

Agenda

- The Evolution of Distribution in the Life Insurance and Financial Services Industry
- The History of PartnersFinancial and National Financial Partners
- NFP, NFP Insurance Services, NFP Securities and NFP Benefits Today as "One Distribution Company"

Three Insights that Affected the Development of Producer Groups:

- John Watts
  - "The Financial Services Shock Wave" - 1983
- Dan Sullivan
  - "The 21st Century Agent" - 1990
- Morgan Stanley
  - "Financial Services: Deregulation & Technology" - 1999

Evolution of Distribution: Career Agency Systems



Company
Agents
Clients

Pre-1970 to Present

Evolution of Distribution: Independent Producers


Company
Agents
Clients

1970s to Present

Evolution of Distribution: Insurance Marketing Organizations


Company
•Producer Group
•IMO
•Institution
Member Firms and Agents
Clients

1980s to Present

Evolution of Distribution: An Independent Financial Services Company



Company
Financial Services Company
Member Firms and Agents
Clients

NFP - The Future

The Impact on Companies, Producers and Consumers

IMPACT ON COMPANIES

- Aggressively seeking new sources of agent distribution
- Exploring and implementing non-traditional distribution (Banks, Internet, etc.)
- Separating into manufacturing and distribution companies
- Investing in distribution companies
- Increasing consolidations, with insurance companies and other financial giants

IMPACT ON PRODUCERS

- More difficult to achieve significance
- Less traditional agent competition; more institutional competition
- Competing with non-traditional competitors at the consumer level
- Pressure on front-end compensation

IMPACT ON CONSUMERS

- Instant information in comparative formats
- Expanded choices for acquiring products
- Better early values in life insurance products

The Competitive Landscape Today


Factory
Wholesaler
Retailer
Career Agency Systems
Factory
Wholesaler
Retailer
Personal Producing General Agents
Factory
Wholesaler
Retailer
Insurance Marketing Organizations & Brokerage General Agencies
Factory
Wholesaler
Retailer
Producer Groups and Consolidators

Agenda

- The Evolution of Distribution in the Life Insurance and Financial Services Industry
- The History of PartnersFinancial and National Financial Partners
- NFP, NFP Insurance Services, NFP Securities and NFP Benefits Today as "One Distribution Company"

History of PartnersFinancial and NFP

1986

- **1987** — Carter / Callahan Founded PMG
- **1987-1989** — Struggle through Texas Economic Depression
- **1990** — Merger
- **1992** — Reorganization
- **1992-1996** — Steady Growth
- **1996** — Formed Partners Securities, Inc.
- **1997** — 10th Anniversary; Formed Partners Benefits
- **1997-1998** — Sought Venture Capital / Private Equity
- **1999** — NFP Founded Jan '99; New Organization
- **1999-2001** — Acquisition Focus
- **2002-2003** — Breakout Years

2004

Agenda

- The Evolution of Distribution in the Life Insurance and Financial Services Industry
- The History of PartnersFinancial and National Financial Partners
- NFP, NFP Insurance Services, NFP Securities and NFP Benefits Today as "One Distribution Company"

NFP Today as "One Distribution Company"

- OVERVIEW
- MISSION
- OPPORTUNITIES

Overview: "One Distribution Company"

NFP is dedicated to the capture of product transactions by NFP firms and providing marketing ideas and support for growth.

- Senior Management
- Financial
- Legal
- M&A

- Distribution Management
- Product Marketing/Sales Strategies
- Securities Regulation


NY
Austin
130 NFP Firms
185 Affiliated Firms

- Sales
- Asset Gathering
- Customer Contact

<table>
<tr><th colspan="6">OFFICE OF THE PRESIDENT</th></tr>
<tr><td colspan="3">NFP Insurance Services, Inc.</td><td colspan="3">NFP Securities, Inc.</td></tr>
<tr><td colspan="3">Sales</td><td colspan="3">Execution</td></tr>
<tr><td>Distribution Development</td><td>Corporate Benefits</td><td>High Net Worth Planning</td><td>Compliance</td><td>Operations</td><td>Registered Investment Advisor</td></tr>
</table>

* Note number of NFP Firms and Affiliated Firms is as of December 31, 2003.

Mission

- Distribution growth through programs to attract affiliated firms.
- NFP Firm support through products and programs helping NFP firms grow earnings.
- Profitability targets consistent with balance between acquisition price and firm support.

Mission:
Programs to Attract Firms

An aggressive growth plan fueled by making NFP irresistible to producers, vendors, and alliance partners.


Producers
Providers
Resources
Opportunities
VIRTUOUS
CIRCLE

SALES POWER

Source	12/02	12/03
PartnersFinancial	186 Firms	220 Firms
Acquired	111 Firms	130 Firms
Professional Partnerships	104 Alliances	157 Alliances
Firm Growth	0	24 New Principal/Producers
EBO	0	1 Advisor Network
	TOTALS	315 Firms 1,051 Registered Reps 1,450 Insurance Licensed Producers

"Additional distribution strength is embedded in 3 BGAs adding value through the hundreds of producers licensed under their agencies."

* Note that 35 PartnersFinancial firms are also NFP acquired firms.

Mission:
Helping Firms Grow Earnings

- Preferred access to major insurance companies.
- Promote joint work and alliances.
- Create marketing ideas and packages for new sales.
- Strong and efficient Broker/Dealer.

Mission:
Preferred Access to Major Carriers

"This production capacity brings unique opportunities and leverage to NFP firms – evidenced through the most favored nation compensation, underwriting exceptions, and Dedicated Resource Units."

AIG American General

FORTIS

GE Financial

John Hancock

ING Security Life

Manulife Financial

Principal Financial Group

UnumProvident

Travelers Life & Annuity

Lincoln Financial Group
Lincoln Life

The Hartford

... and 22 other major carriers.

LIFE

- Top 3 national account with each core/sponsored carrier. (#1 or #2 with most)
- $200 million total premium
- Supports additional $60 million of BGA premium

BENEFIT

• Individual LTC/Disability	$8m
• Ancillary Group	$40m
• In-Force Premium	$175m

ANNUITY/MUTUAL FUNDS

• Fixed	$75m
• Variable	$500m
• Funds	$1,000m

NFP

Mission:
Acquired Firm Platforms Promote Joint Work

HR Consulting / FSA

FBD Consulting

Managing General Underwriter

IRC

Worksite Marketing

ASI Administrative Systems, Inc.

Benefit Associates Inc.

National Enrollment Services

Financial Independence Co. Insurance Services

BGAs - Life

Total Financial

Brokerage Services Inc. An NFP Company

Windsor Insurance

BGAs - Benefits

NEMCO Brokerage

Massachusetts Business Association

412i

The Heritage Group

401k

FBD Consulting

WEC

San Diego Pension Consultants, Inc.

DiMeo Schneider & Associates, L.L.C

Mission:
Product and Sales Support

Product Support Wizards

- Sales Strategies Wizards
- Jumbo Case Wizard
- SPIA Wizard
- SMS


U•CONNECT
Welcome to Your Paperless Office
Jumbo Case Wizard
Sales Strategies Wizard
Welcome to the SPIA Wizard
All Strategies

Underwriting Support

- UConnect
- Risk Tutor

Mission:
Strong and Efficient Broker Dealer

According to *Financial Planning* magazine's 2003 survey of 50 independent broker/dealers, NFPSI ranked:

- **#1 in average production per rep: $198,168**
- **#1 in variable life revenue and #2 in total insurance revenue**
- **#1 in securities revenue growth**
- **#8 in fee based (RIA) revenue growth**

NFPSI Size and Scale:

- **Over 1,000 registered reps (950 registered producers)**
- **Competitive with top-tier broker/dealers**
  - **Raymond James, LPL, Common Wealth, FNIC, FSC, etc.**
  - **Top 5 in total GDC**
- **Total assets under management: $9.2 billion (includes RIA assets and Non-RIA assets). RIA AUM: $1.8 billion**


Financial Planning
FP
50
2003
INDEPENDENT
BROKER DEALERS

Source: Financial Planning Magazine – June 2003

Mission: Balancing Profitability with Investments in Firm Growth

Gross revenue include all gross dealer concession (GDC) and marketing allowances on insurance products. Net revenue represents NFP Distribution's retention.



Gross Revenue
39.6% CAGR ('99 – '02)
($ in Millions)
$120
$100
$80
$60
$40
$20
$-
1999
2000
2001
2002
Sep-03



Net Revenue
36.2% CAGR ('99 – '02)
($ in Millions)
$30
$25
$20
$15
$10
$5
$-
1999
2000
2001
2002
Sep-03

* Represents gross and net revenues of NFP Insurance Services and NFP Securities, Inc. combined.

NFP

Mission: Balancing Profitability with Investments in Firm Growth

We have invested to build the scale in infrastructure, technology, staffing and support to help our acquired and affiliated firms grow.



Operating Expenses as % of Net Revenue
120%
100%
80%
60%
40%
20%
0%
1999
2000
2001
2002
9/03 YTD



Net Revenue as % of Gross Revenue
30%
25%
20%
15%
10%
5%
0%
1999
2000
2001
2002
9/03 YTD



Net Income
($ in Millions)
$8
$6
$4
$2
$-
$(2)
1999
2000
2001
2002
9/03 YTD

* Represents ratios and net income of NFP Insurance Services and NFP Securities, Inc. combined.

Opportunities

- Grow distribution footprint to become the largest independent distributor of products in our market space.
- Capture more product sales of acquired and affiliated firms to further increase our influence on manufacturers/providers.
- Enhance acquired firm growth by providing sales and product ideas for NFP firms.
- Facilitate succession plans by helping locate the industry's best practitioners and providing compelling reasons to be part of an NFP firm.

NFP®

NATIONAL FINANCIAL PARTNERS

NATIONAL FINANCIAL PARTNERS

Opening Remarks

Presented By: Jessica M. Bibliowicz

The NFP Growth Platform



NFP BENEFITS
Executive Benefits
Employee Benefits
Preferred Contracts
Client Extension Programs
Technology / Marketing
NFP LIFE
Preferred Carrier Relations
Contracts
Underwriting Advocacy
Strategies
NFP Brokerage
NFP SECURITIES/RIA
Broker-Dealer
Manager Selection
Asset Allocation
Client Reporting
WEB-ENABLED ACCESS
Firm Relations Director
NFP ACQUIRED FIRMS
FIRM FINANCIALS
Cash Management
Reporting
MIS
Capital

NFP®

NATIONAL FINANCIAL PARTNERS

NATIONAL FINANCIAL PARTNERS

High Net Worth Planning

Presented By: Bob Carter, Janet Deskins
& Teague Wright

Overview: "One Distribution Company"

NFP is dedicated to the capture of product transactions by NFP firms and providing marketing ideas and support for growth.

- Senior Management
- Financial
- Legal
- M&A

- Distribution Management
- Product Marketing/Sales Strategies
- Securities Regulation


NY
Austin
130 NFP Firms
185 Affiliated Firms

- Sales
- Asset Gathering
- Customer Contact

OFFICE OF THE PRESIDENT					
NFP Insurance Services, Inc.			NFP Securities, Inc.		
Sales			Execution		
Distribution Development	Corporate Benefits	High Net Worth Planning	Compliance	Operations	Registered Investment Advisor

* Note number of NFP Firms and Affiliated Firms is as of December 31, 2003.

Overview: "One Distribution Company"

NFP is dedicated to the capture of product transactions by NFP firms and providing marketing ideas and support for growth.


• Senior Management
• Financial
• Legal
• M&A
• Distribution Management
• Product Marketing/Sales Strategies
• Securities Regulation
NY
Austin
130 NFP Firms
185 Affiliated Firms
• Sales
• Asset Gathering
• Customer Contact

OFFICE OF THE PRESIDENT

- **NFP Insurance Services, Inc.**
  - **Sales**
    - Distribution Development
    - Corporate Benefits
    - High Net Worth Planning
      - Wealth Transfer
      - Closely Held Business
      - Non-Qualified Executive Retirement
      - Charitable Planning
- **NFP Securities, Inc.**
  - **Execution**
    - Compliance
    - Operations
    - Registered Investment Advisor

High Net Worth Planning

Objectives

- Enable acquired and affiliated firms to increase life insurance revenue
- Facilitate revenue growth through joint work with Benefit and Advisory firms
- Foster strategic alliances and influence with major insurance companies

Resources

- Carrier Selection & Management
- Producer Support
- Research & Due Diligence
- Underwriting Advocacy
- Integrated Technology

Resources: Carrier Selection & Management

Carrier Selection Philosophy : There are a limited number of companies with the financial strength and culture to manufacture products with long-term value for HNW clients. We balance our firms' need to represent multiple companies with the benefits of concentrating production with as few carriers as possible.

Strategy: Select an optimum number of carriers with complimentary strengths that, as a group, enables NFP to capture the majority of the production in each NFP Firm.

CORE

AIG American General
Manulife Financial
GE Financial
John Hancock
ING Security Life
Phoenix
Travelers Life & Annuity
Pacific Life

BGA

The Hartford
Lincoln Financial Group
Jefferson Pilot Financial

... and 50 other major carriers.

Core Carrier Requirements:

- Senior Officers Develop Annual Business Plan
- Dedicated Resource Unit
- Systems Integration
- Product Development Input
- Best Distribution Pricing Available
- Commitment to Educational Conferences

Carrier Selection & Management: Production Metrics

NFP firms choose from the lineup of core carriers based on financial strength, product competitiveness and underwriting expertise.



Year End 2002
Other Life 4%
Pacific Life 3%
Manulife 8%
General American 10%
Travelers 25%
Phoenix 10%
John Hancock 13%
ING 6%
GE Financial 9%
American General 12%



YTD Sept 2003
Other Life 0%
Pacific Life 6%
Manulife 9%
General American 6%
Travelers 24%
Phoenix 8%
John Hancock 14%
ING 13%
GE Financial 8%
American General 12%

Carrier Selection & Management: Production Metrics

We proactively monitor the growth of the market share of each core carrier. A constant reevaluation of each relationship is critical to provide NFP's firms with the best offerings in the industry.



Earned First Year Commissions in Millions
$16
$14
$12
$10
$8
$6
$4
$2
$0
American General
GE Financial
ING
John Hancock
Phoenix
Travelers
General American
Manulife
Pacific Life
2000
2001
2002
YTD 2003

Carrier Selection & Management: Brokerage General Agency Support

WINDSOR INSURANCE

TOTAL FINANCIAL

BROKERAGE SERVICES INC.
AN NFP COMPANY

- NFP firms may require a broader choice of carriers for unique products or underwriting capacity
- Some firms require additional back office support provided by the BGA model
- By negotiating with insurance carriers as one distribution company (NFP Distribution & BGAs) we gain benefits of scale

NFP

Resources: Producer Support

- **Dedicated Life Sales Team**
  - Wealth Transfer Specialist
  - Jumbo Case Unit
  - PartnersFinancial Business Development Team
- **Educational Conferences**
  - Two National Sales Meetings
  - Total Client Selling Seminars
  - Professional Partnership Forums
- **Weekly Sales Training**
  - Wednesday Workshops
  - E-Letter
- **Staff Training**
  - School of Excellence
  - PEP Sessions
- **Product Expertise**
  - Actuarial (FSA) Expertise
  - Product Competition Unit

Research and Due Diligence

- **LIDQ – Life Insurance Design Questionnaire is an interactive suitability tool enabling clients to participate in product selection**

- **Due Diligence Reports – Reports on carriers from Dowling Research Analysis and Vital Signs**

- **Dream Team – Idea generation forum, white paper generation and due diligence for sales concepts**

- **Alliances – Process to perform due diligence on vendors who want access to NFP Distribution**

LIDQ

DOWLING RISK ANALYSIS
Independent Analysis of Insurance Company Risk Trends

Vital Signs

THE HERITAGE GROUP

NFP

Underwriting Advocacy: Three Components


Jumbo Case
($250,000+ Target Premium)
Underwriting Operations
Case Consultation

Underwriting Advocacy: Jumbo Case

- $250,000+ Target
- Core, Sponsored and Brokerage Carriers
- Leading Producers
  - 90/10 rule



1.) Product, Premium, and Design Requirements
2.) Underwriting Considerations
3.) Carrier Selection, Strategy, and Recommendations

Underwriting Advocacy:
Case Consultation

- "I gotta guy with…"
- Other than applied for
- Marry product to underwriting
- Carrier strengths
- Negotiating age and amount requirements
- Advising use of facultative reinsurance

Underwriting Advocacy:
Underwriting Operations

- UConnect
- Projects
- Website
- Marketing Ideas
- Risk Tutor
- Dedicated Unit Resource contacts

Integrated Technology

- Tech Tools
  - Firm Information
  - Marketing Your Firm/Advisor Square
  - WinFlex
  - Impact
- Strategy Wizards
  - 401KAP
  - Split Dollar Camp
- Product Management
  - Benchmarking
  - Product Wizards
  - FAQs
- Annuity Support
  - Single Premium Immediate Annuity (SPIA) Wizard
  - Variable Annuity Search Engine

NFP®

NATIONAL FINANCIAL PARTNERS

NATIONAL FINANCIAL PARTNERS

Corporate Benefits

Presented By: Ed O'Malley

Agenda

I. NFP Benefits Organizational Layout

II. Value Proposition

- Intellectual Exchange
- National Core Carrier Partnerships
- Marketing Resources and Technology

III. Website Tour

IV. Questions & Answers

NFP

NFP Benefits Organization



Health & Welfare


401K
Retirement

Retirement Services



Voluntary Benefits



Marketing Resources

NFP Corporate Benefits

THE VALUE PROPOSITION

- Intellectual Exchange – Cooperative Selling
- National Core Carrier Partnerships – Distribution Leverage
- Marketing Resources and Technology – Creating a Difference

Market Focus

Market Focus – 157 Corporate Benefit Firms

The vast majority of our firms focus on the Small and Middle Market (10–500)

We have approximately 10 Firms that focus on large market (500+)

Conferences and Workshops

Conferences

NFP Firms share innovative ideas in insurance, investments, and benefits at our National Conferences. These are generally held twice a year.

The Fall 2003 conference had 151 of 157 firms in attendance for a total of 315 principals and producers.



September 21-25
2003
CHICAGO
Fall Conference

Regional Workshops

These retreats are used to develop product ideas, marketing resources and cooperative sales opportunities that directly apply to our firms.

The workshops generally have 15-20 firms in attendance for 2 ½ days of intense study group work sessions.

Intellectual Exchange

Knowledge Network

NFP Benefits maintains a firm profiling technology system that captures core competencies and areas of expertise in individual firms such as employee benefits, human resources technologies, human capital management, compensation consulting, and various administration capabilities.

Weekly e-Letter

As part of our ongoing communication between NFP and our firms, we produce a weekly e-letter that provides a snapshot of the most important happenings within the market that directly affects our firms and the clients they serve.



Weekly e-Letter
Thursday Updates

Thursday Updates

Conference calls take place on Thursday mornings with topics ranging from internal NFP Benefits updates to calls hosted by core carriers with new products and services.

Email / Newsgroups

NFP Benefits distributes emails that target specific topics for our firms that have common business models and products. This gives them up to date information and news that best relates to their needs.

NFP Benefits Product Support

Group Employee Benefits

- Medical
- Dental
- Life
- Long Term Care
- AD&D
- Disability
- Flex
- EAP

Voluntary Employee Benefits

- Life
- Disability
- Dental
- Critical Illness
- Cancer
- LTC
- Supplemental Health
- Part-Time Employee Benefits

Retirement Services

- 401(k)
- 529
- SIMPLE
- 457
- Solo(k)
- 403(b)
- SEP
- Rollovers
- Defined Benefit

NFP

Total Client Selling



Group + Retirement + Voluntary
Group + Retirement
Group
0%
20%
40%
60%
80%
100%
Per Client Revenue Opportunity

National Carrier Relationships



$175,000,000 Core Carrier Premium

National Core Carrier Relationships can put our clients in preferred pricing and service positions.

- **Fully Developed Dedicated Resource Units**
- **Exclusive Offerings**
- **Enhanced Service Level Commitments**
- **NFP Underwriting Advocate**
- **Co-Branded Marketing Material**
- **Additional Compensation**


iTrack
The Underwriting Insider

Aggregate Core Carrier Production


1st Year Premium Production – Non-Medical
$50 Million
$40 Million
$30 Million
$20 Million
$10 Million
0
$7.5
$15.7
$18.8
$35.6
$46
1998
1999
2000
2001
2002

Includes: Group Ancillary, LTC, IDI, and Voluntary

Revenue Contributions


Medical
401(k)
Group
29%
9%
35%
22%
5%
VB
LTC/IDI
Health & Welfare
Voluntary Benefits
Retirement Services

NFP Benefits Core Carriers

Medical
- Lumenos
- Principal
- UnitedHealthCare
- GE - ESG

Pharmacy Management
- EHS
- Express Scripts

Dental
- AIG
- Fortis
- Principal
- Standard

Group Ancillary
- AIG
- Canada Life
- Fortis
- GE - ESG
- ING
- Principal
- Standard
- UnumProvident

Voluntary Benefits
- Allstate Financial
- ING
- UnumProvident

Stop Loss
- IRC
- ING
- Canada Life
- SafeCo

Long Term Care (LTC)
- Allianz
- CNA
- GE Capital
- John Hancock
- Lincoln Benefit
- UnumProvident

Individual Disability (IDI)
- Principal Financial
- UnumProvident

401(k) GVA
- Transamerica
- ManuLife
- Securian
- Standard
- Principal

Value Added Services
- Cobra Administration
- Flex Savings Accounts
- HR Consulting
- International Benefits

New Core Carriers

GE Financial
Employer Services Group

Effective date: 1-1-04

Lines of Business – STD, LTD, Dental, Life, Fully-Insured Medical, Self-Funded Medical

Roll-out to NFP Firms and GE Field Offices to begin in January.

NFP Dedicated Resource Team include direct access to VP's of Sales, Underwriting, Operations/Service, and Product

---

Pharmacy Benefit Management

Effective date: 1-1-04

Express Scripts:

200+ Lives

EXPRESS SCRIPTS

Corporate Benefit Services



HR Consulting Services – FBD Consulting

Constantly changing and increasing regulations, laws and organizational demands are causing employers to reconsider how they conduct business and are necessitating working smarter to accomplish more with resources.

What Areas Can We Help Organizations Improve?

- *Human Resources Management*
- *Organizational Development*
- *Performance Management*
- *Analysis and Staffing of Positions*
- *Training and Development*
- *Compensation and Benefits*
- *Affirmative Action Plan and Policy Design & Implementation*

Infinisource COBRA Compliance Systems, Inc. (CCS)

Infinisource COBRA Compliance Systems Inc.

COBRA, HIPAA administration built for people not paperwork

When CCS began helping employers deal with the complexities of COBRA administration in 1986, CCS applies equal emphasis on customer service and guaranteed compliance.

NFP

Corporate Benefit Services

Flexible Spending Accounts

1. 500+ Lives – FBD Consulting
2. Flex Debit Card – MGIS/MBI



Flex Convenience®
00 1000 836
2/02
MasterCard

FSA ACCOUNTS

Premium Conversion
Medical Expense Reimbursement
Dependent Care Reimbursement



Employee Assistance Programs (EAP) – MenningerCare

Menu of Services

- Core EAP Services – includes a wide range of services for employees and supervisors.
- EAP and Work/Life – integrated program called Total LifeCare Connection.
- Telephonic EAP – affordable way to promote timely, confidential intervention or prevention.
- Menninger Connect – online resource for supporting employees, supervisors, and families.

Corporate Benefit Services



Worksite Solutions

The NFP Benefits Worksite Solutions platform leverages the capabilities of several of our NFP companies. Voluntary Employee Benefits shift financial responsibility to the employee, enhance current benefit programs at no "hard cost", and increase employee loyalty and productivity.

Long Term Care

A corporate sponsored Long Term Care benefit plan offers a huge **recruiting** and **retention** advantage to any employer in today's fiercely competitive labor market. Increasingly, such plans are being established for executives and highly compensated professionals who otherwise have considered self-funding as their LTC primary defense.



International Benefits – Global Benefit Solutions

Extensive experience with US and non-US multinational companies – large and small.

GBS affiliated actuaries, brokers and benefit consultants in major countries around the world allow clients to have complete global benefit services through one source - NFP BENEFITS.

NFP

Marketing Resources & Technology

www.nfpbenefits.com

The firm website features applications that allow our firms to brand and deliver a client resource or solution that will establish a value proposition for retention and recruiting purposes.


SHORTCUTS
Welcome to NFP Benefits
NFP BENEFITS
Benefits Tools
Benefits Announcements
The Benefits Daily
gathered and updated every day
Spot Light

- Benchmark Reporting
- Employee Benefits Survey
- MyBenefitsView – Employee Benefit Communication
- Employee Benefits Newsletter
- Risk and Sales Tutors
- Multiple Sales Presentations
- Dedicated Core Contacts Online
- NFP Benefits Firm's Contact info
- Underwriting Advocate

Marketing Resources


Benefits Advisor
The Benchmarking Resource

Benchmarking Resources

Fully customized benchmarking reports with information pulled from Watson Wyatt, Hay Group, and Kaiser Family Foundation will be part of the resources available through NFP Benefits. This resource enhances our firms ability to provide their clients very relevant information to make educated decisions regarding the direction of their employee benefits program.

Employee Benefits Survey

The Employee Benefits Survey provides employees online access to a Survey designed to gauge understanding and perceived value of the corporate benefits program.

The Employee Benefits Survey will place our firms clients in a more informed position with their employees and provides quantitative data for plan development. You will be able to structure products based on actual feedback and employee perception of benefits.


Employee Survey

NFP

Marketing Resources

MyBenefitsView is a proprietary Benefits Communication application available through our relationship with Online Benefits. NFP Benefits has negotiated unlimited access and customized the application's client user interface to differentiate it from other national organizations and brokers utilizing the application. NFP Benefits has included an additional module as powerful as the benefits communication capabilities that provides a HR and Benefits resource and reference center, MyHRView.

	Prior to 1/1/04	1/1/04 – 12/31/06
Initiation Cost/Capital Outlay	$5,000 annual commitment by firms	**$10,000 annual commitment by firms**
Discounting	Tier 1 Institutional PEPM pricing (approx. 25%)	**Unlimited site deployments in new capitated access**
Product Levels	Essential & Enhanced (PEPM costs)	Essential & Enhanced **(no PEPM costs)**
Benchmarking	N/A	Included **(no additional charge)**
MyHRView (Benefit Essentials)	HR access Included with all MBV sites	**HR access Included with all MBV sites**
Employee Benefit /Total Compensation Statements	Higher PEPM for Enhanced	Included **(no additional charge)**

Marketing Resources


MY CMO
Total Client Selling

MyCMO

MyCMO is a marketing and sales cycle application that increases most appropriate access to the value proposition through various documents and tools.

This new tool allows users to browse through documents in various categories that completes the sales cycle. Categories such as Prospecting & Marketing, Product & Service Deliverables, Client Proposal and Renewal & Retention are featured.

Co-Branded Client Site

Brandable NFPBenefits.com website that allows our firms to insert their own logo that appears throughout the site.

This website presents a prospecting tool for our firms to highlight their relationship with NFP Benefits and displays products and services that are available through the power of the partnership.



NFP

Marketing Resources



Employee Benefits Update Newsletter

The Employee Benefits Update newsletter contains articles relevant to HR and Benefits Managers.

The Employee Benefits Newsletter is a informative deliverable that provides Information relevant to day-to-day HR operations and keeps clients ahead of the curve.


The Benefits Daily
gathered and updated every day

The Benefits Daily

The Benefits Daily provides articles and updates on the benefits industry. Updated daily, the more than 50 topics range from 401(k) plans to IRS rulings.


MY HR VIEW

MyHRView

MyHRView provides HR professionals access to a comprehensive resource and reference center, containing employee benefits, HR/employment, and personal financial planning information that help answer questions and research topics related to human resources and benefits plan issues.

MyHRView is now available as a stand-alone service separate from MyBenefitsView.

NFP

Marketing Pitch Kit

- NFP Benefits Brochure
- Power Point Presentation
- Core Carrier Co-Branded Marketing Material
- Core Carrier Press Releases
- Benchmarking Sample Document
- Employee Survey Sample Documents
- MyBenefitsView Sample Document
- Benefits Newsletter
- Fee Schedule


NFP
BENEFITS

Summary

Intellectual Exchange

Cooperative Selling

- Conferences
- Workshops
- Knowledge Network
- Weekly e-Letter
- Thursday Updates
- Email / Newsgroups

Core Carriers

Distribution Leverage

- 22 Core Carriers
- $175,000,000 Core Carrier Premium
- Dedicated Core Contacts Online
- 6 Core Services Vendors
- Largest distribution partnership for Infinisource, Online Benefits, and MGIS

Marketing Resources

Creating a Difference

- Benchmark Reporting
- Employee Benefits Survey
- MyBenefitsView
- Employee Benefits Newsletter
- Multiple Sales Presentations
- Underwriting Advocate
- Technical Client Content

NFP®

NATIONAL FINANCIAL PARTNERS



NFP Securities

A Full-Service Broker-Dealer and Registered Investment Advisor

The Independent Broker-Dealer Model

KEY DISTINCTIONS

Independent BDs	Wirehouses
✓ Independent Contractors	✓ Employees
✓ High Payouts	✓ Modest Payouts
✓ Reps Pay Business Expenses	✓ Firm Offers Turnkey Support
✓ Miscellaneous Fees	✓ All Inclusive

- "The independent broker-dealer marketplace has grown from virtual obscurity in the mid-1980s to become one of the largest and most influential U.S. distribution channels."
- There are 90,000 independent broker-dealer reps, compared with 60,000 reps in the national full-service (wirehouse) brokerages.
- "IBDs were one of the first movers in offering comprehensive and objective planning services, capitalizing on shifting changes and preferences in the marketplace."

Source: Guide to Independent Broker-Dealers 2003: OnWallStreet 6th Annual Guide; Cerulli Associates, 2003

NFP

The Independent Broker-Dealer Marketplace

- High Net Worth Marketplace: Clients favor choice
- Mature producers often gravitate to IBDs for higher payouts and open architecture
  — IBDs are usually not a training ground
- Representatives tend to be diversified financial planners
- Many non-traditional players, such as accountants, are entering the planning market via independent broker-dealers
- Recent Acquirers in the IBD Marketplace:
  — ING (Vestax, FNIC, Multi-Financial)
  — AIG (FSC, SunAmerica)
  — Wells Fargo (H.D. Vest)

KEY ATTRIBUTES OF AN IBD:

- Product Choice
- Best-of-Breed Solutions
- Experienced Reps
- Higher payouts, High-tech

Independent Representatives Constitute Approximately One-Third of the Financial Planning Market



Regional BDs
14%
Other
4%
Independent
BDs
34%
Banks
14%
Insurance
Companies
14%
National
Wirehouses
20%

- 55% of IBD representatives consider other IBDs as their competition while just 36% considered wirehouse firms as the primary competition
- Larger organizations (wirehouses and traditional brokerages) are striving to be like IBDs (e.g., multiple affiliation models at AMEX, Wachovia; payout changes encouraging fee-based asset management at Merrill Lynch, etc.)
- The shift of baby boomers (the oldest turned 57 in 2003) from accumulation to distribution will fuel the market for planning services

Source: Guide to Independent Broker-Dealers 2003: OnWallStreet 6th Annual Guide; Cerulli Associates, 2003

NFP

The Independent Broker-Dealer Marketplace

The Moss-Adams Producer Spectrum


Wirehouse
(Employees)
Quasi-Captive
(Insurance Cos.)
Independent
BDs
Fee Only – RIA
(Custody)
Stage 1
Stage 2
Stage 3
Stage 4

Source: Mark Tibergien, Moss-Adams Consulting, September 10, 2003

"…In addition to offering higher payouts, going independent these days can untangle some of the complications of working at many national firms that also manufacture product. You usually have greater flexibility in choosing products."

Source: Registered Representative Magazine, "Going Independent Now", November 2002

Independent Broker-Dealers: Key Metrics

- Key Competitors: Raymond James, LPL, Commonwealth, ING (FNIC), AIG (FSC, SunAmerica, Royal Alliance), National Planning Corp. (Jackson National)
- 2003 Financial Planning Magazine Survey

Firm	Survey Rank	2002 Avg. Payout per Producing Rep
NFP Securities	#1	$198,168
Associated Securities	#2	$172,464
Commonwealth	#3	$169,154

- Other Key Competitors: Linsco - $125,771; Raymond James - $116,268
- Key Growth Markets

NFP Securities – Revenue Growth	Survey Rank	% Growth over 2001
Commissions/Fees	#2	32.1%
Life Sales	#3	33.8%
Annuities	#3	39.8%
RIA Growth	#8	51.6%

Source: Financial Planning Magazine Broker-Dealer Survey, June 2003

NFP

Independent Broker-Dealers: Industry Financial Metrics

2002 Average Operating Profit Margin - All Broker-Dealers by Year


4.2%
3.2%
2.2%
1.2%
0.2%
-0.8%
-1.8%
3.4%
3.4%
2.3%
-1.1%
-0.3%
1998
1999
2000
2001
2002

2002 Average Gross & Operating Profit Margins - All Broker-Dealers by Type


25.0%
20.0%
15.0%
10.0%
5.0%
0.0%
-5.0%
21.3%
5.9%
13.5%
-1.7%
20.0%
-1.2%
Large Independent
Distribution Companies
Middle Ground
Gross Profit Margin
Operating Profit

Source: Moss-Adams 2003 BD Survey (Operating Margins Reported Pre-Tax)

Definitions:

Large Independents – Independent firms with revenue over $75 million.

Distribution Companies – Insurance company owned firms who operate as cost centers.

Middle Ground Firms – All other broker-dealers. A mixture of firms who are either owned by insurance companies but are operated as profit centers, or are fully independent but smaller than $75 million in revenue.

NFP

NFP Securities: Overview/Background

- Insurance Heritage (1997)
- Rapid Growth - NFPSI has grown to be a top tier BD in less than 10 years in an industry of over 700 Broker-Dealers
- Current Size and Footprint: Total Representatives – 1,042
- Representatives by Distribution Channel:

NFP Acquired Firms	420
PartnersFinancial Affiliated Firms	571
Entrepreneurial Business Owners	51
TOTAL	**1,042**

- NFPSI Does Not:
  - — Clear
  - — Underwrite
  - — Take Custody
  - — Generate Research

NFP Securities: Overview/Background

"Attract, Secure, and Grow Distribution"

- A niche broker-dealer
- Key strategies:
  - Boutique – High-end, sophisticated producers, closed access
  - Utility – Greater value in growing distribution footprint and driving profits to other units
- Three Distribution Channels
  - NFP
  - PartnersFinancial
  - EBO – Entrepreneurial Business Owner
- Significant CPA footprint, several bank alliances
- Hub for variable product reporting

NFP

NFP Securities: Continued Growth


Registered Representatives
by Year
1200
1000
800
600
400
200
0
460
655
730
855
1042
1999
2000
2001
2002
2003

Year over Year Growth:

2000 vs. 1999:	42%
2001 vs. 2000:	11%
2002 vs. 2001:	17%
2003 vs. 2002:	22%

Number of Employees:

1999:	21
2000:	50
2001:	69
2002:	82
2003:	91

NFP

NFP Securities: BD as a Competitive Advantage

ATTRACT DISTRIBUTORS

- Favorable payouts
- Value added in the NFP transaction
- Strong capabilities – Enhance firm revenue
- Competency in transitions

SECURE DISTRIBUTORS

- Financial planners desire a strong, stable, competent BD
- BD facilitates distribution management and control: tracking, surveillance, reporting, marketing, meetings, MIS (electronic data feeds), training
- Variable product reporting

GROW DISTRIBUTORS

- Top of class technology, systems, and products
- Above market payouts – "We pay ourselves"
- Single marketing company – Unique, fosters cross-sales
- Sophisticated solutions: RIA, alternative investments, practice management

NFP Securities: Growth and Scalability

The Recruiting Value Proposition

- NFPSI is a Boutique Broker-Dealer: The only entry points come from one of the three select channel relationships
- Total focus on high end producers in the high net worth and corporate markets
  - Producers share ideas in an elite culture
- Operations: Back office is built to serve the successful entrepreneur
  - Fully web enabled
  - Key Attributes: Production Summary Reports, Rep Resolution Team, MyResourceView
- Single Revenue/Marketing Team: Insurance, Investments, Benefits
  - Goal is to enhance cross-sales, focus BD operations, and change BD culture
- Unique Tools - NFP ADVISOR, Sub Account Management System, Variable and Fixed Annuity Search Engine, SPIA Wizard, Retirement Plans Business Center, Practice Discount Marketplace, Practice Management Resource Center

NFP Securities: Growth Tools



Retirement Plan Sales Center
NFP ADVISOR
NFP Securities, Inc.
Home
Practice Management
NFP Securities, Inc
Search
Practice Management
Key elements in the building and developing of your practice
Interested in how Practice Management can help your firm? Please contact John Smith at 512-697-6000, or at the following email address:
or complete the Survey on this page.

NFPSI: Distribution Growth via EBOs – A Unique Approach

Definition: Entrepreneurial Business Owner

EBO Qualities:

- Dedicated to distribution development
- Approximately $5MM GDC
- Clear value proposition
- Wants capital to grow
- Focus on investment planners
- Invests his/her own capital

How it Works:

Each EBO shares the scale of NFP:

- EBO gets wholesale pricing and sets his/her own payout grid
- NFP Securities - NFP's independent, exclusive broker-dealer platform
- Contracts with major manufacturers – Best in class pricing
- NFP Benefits and Investment Marketing
- Registered Investment Advisor (RIA)
- Life and annuity marketing strategies
- Compliance and risk management consulting
- Technology (Operations/Marketing)
- Executive level business consulting



NFP Firms
PartnersFinancial
EBO Producer/Rep Organization
Fusion Financial Group (EBO)
Sales Technology
Contracts
NFP Benefits
RIA
Wealth Design Center
Life & Annuity Strategies
Broker-Dealer (NFP Securities)

NFP

NFP Securities: Growth – Business Building Tools

- Practice Management: Delivered by a dedicated team
- Web-based <u>and</u> person-to-person consulting providing:
  - — Business Planning
  - — Hiring & Staffing
  - — New Market Development
  - — Consulting
  - — Peer Network
  - — Technology Tools
  - — Equipment & Services
  - — Research Solutions


Practice Management
SECURITIES, INC.
Search
Practice Management
Key elements in the building and developing of your practice
Business Planning
Equipment & Services
Hiring & Staffing
Information Filter
Research
Web Awareness
Interested in how Practice Management can help your firm? Please contact John Smith at 512-697-6000, or at the following email address
or complete the Survey on this page.

NFP Securities: Diverse Revenue Growth Solutions


Sub Account Management System (SMS)
Annuity Products (Variable and Fixed)
Fixed Income (Bonds)
Corporate Retirement Plans (401k)
NFP SECURITIES, INC.
NASD/SIPC/Registered Investment Advisor
Securities (Stocks / Mutual Funds)
Variable Life Insurance
Retail Banking
Practice Management Consulting
Alternative Investments
Trust Services
Fee Planning
Mortgage Services
Fee Based Asset Mgmt (RIA)

* Trust and Mortgage Lending Effective Q1 2004

NFP Securities: Growth Tools

Operations and Technology

State of the Art Capabilities

- Consolidated Statements
- Document Imaging
- E-Forms
- Online Account Set Up & Order Entry
- E-Blotter
- Online Commissions
- Internet Business Centers
- Fixed Income Desk

Pershing®

NATIONAL FINANCIAL
a Fidelity Investments company

statementOne

LASERFICHE®
Document Imaging for the Real World™

We use a mix of third-party vendors and in-house technology development to serve our financial advisors

NFP Securities: Growth Management Tools

MyResourceView: An Integrated & Branded Portal

Manage Your Clients

Manage Goals

Stage	Vendor
Financial Planning	*Various*
Investment Research & Selection	Morningstar Workstation
Portfolio Optimization	ICE
Portfolio Monitoring & Reporting	PartnerView (a.k.a. S1)

- Advisory Services Platform

Conduct Business

- Business Processing Guide
- eForms

Brokerage

- NetXPro
- Streetscape

Product Management Suites

- MMS
- SMS for Variable Life
- VA Interactive
- AnnuityRateWatch
- 401(k) Resource Center
- Financial Planning Resource Center

- eBlotter

Manage Your Business

Licensing, Appointments, & Continuing Education

- RepView
- Continuing Education

Compliance & Supervision

- Compliance Manuals
- Trade Surveillance

Earnings & Production Management

- Commission Statements
- Pending Commissions
- Firm Production Summaries

The Efficient Practice

- Software Advantage Program
- The Paperless Office
- Practice Discount Marketplace

Growing Your Practice

- Practice Management
- Marketing Library
- Value Based Solutions

NFP Securities: Risk Management

A Fully Disclosed Introducing Broker-Dealer

- Less Complex Profile
- Conservative Approach
- All Reps Have E/O Coverage
- Supervision System is Top Priority
- 14 Full-Time Compliance Professionals
- 72 Field OSJs


eBlotter
Home
Transactions
Securities
Checks
NFPSI Main
Welcome
Authorization Form
FAQ
Daily Transactions Blotter
Checks Received and Forwarded Blotter
Securities Received and Forwarded Blotter
New Transactions
New Rep Updates
DOE, JANE
DOE, JOHN
PAINE, THOMAS
SMITH, ALBERT
WILLIAMS, ANGELA
New Checks
ADAMS, JOHN
CONNER, SHAWN
LINCOLN, ABRAHAM
WASHINGTON, JAN

NFP Securities: Percentage Growth in Payout & Scale vs. the Competition



FEWER REPS
MORE REGISTERED REPRESENTATIVES
-5%
5%
15%
25%
30%
20%
10%
0%
-10%
-20%
DISTRIBUTION PRODUCTIVITY
% Change in Per RR Production (Payout)
NFP Securities
$198,168
Commonwealth
$169,154
Securities America
$123,506
Lincoln
$125,877
$53,537
FNIC
FSC
$85,665
Raymond James
$116,268
LPL
$125,771
NFPSI has the highest payout / representative, our representatives increase their production faster than key competitors, and NFPSI is adding registered representatives faster than most of the competition
MORE PRODUCTIVITY
LESS PRODUCTIVITY
DISTRIBUTION GROWTH: % Increase in Number of Registered Reps

= Size of circle represents average production / rep relative to competitors

Source: Financial Planning Magazine Survey, June 2003
(2002 YE Reported by Survey BDs - Increases represent 2002 vs. 2001 Data)

NFP Securities: Product Revenue Mix

2001


Third-Party Managed Accounts
11%
Other Clearing Broker
3%
Mutual Funds
16%
Group Variable
Annuities
1%
Variable Annuities
16%
Variable Universal Life
53%

GDC: $74.5m 2001 YE

YTD Sept. 2003


Other Clearing Broker
10%
Third-Party Managed Accounts
16%
Variable Universal Life
32%
Mutual Funds
17%
Group Variable
Annuities
5%
Variable Annuities
20%

GDC: $65.0m 9/30/2003 YTD

The maturation of the distribution has driven a more diverse product revenue mix

* All categories include trails or 12B-1s as applicable.

NFP Securities: 2003 Key Measures

PRODUCTION DISTRIBUTION

	2001	2002	2003 (Sept. 30)
Top 50 Producers	51.49%	44.72%	41.76%
Top 100 Producers	68.52%	62.28%	59.37%
Top 250 Producers	91.47%	87.58%	84.65%

The depth of our distribution system is resulting in less dependence upon our top producers

NFP Securities: Four-Year Trend Analysis

	2000	2001	2002	YTD 09/2003
Total GDC	57.3 M	74.5 M	80.4 M	65.0 M
Revenue Breakdown				
Affiliated Firm Reps	53%	46%	41%	51%
Acquired Firm Reps	47%	54%	59%	49%
Recurring Revenue - % of Total *	21%	28%	32%	33%
Operating Expense/Employee	$111,443	$151,703	$123,556	$118,267
Registered Reps/Employee	13:1	11:1	10:1	13:1
Blended Payout	93.86%	93.31%	93.30%	91.77%
AUM Trends				
Total AUM **	4.0 BN	7.0 BN	6.7 BN	9.1 BN

* Includes RIA fees, trails, and 12B-1s

** Total AUM includes RIA assets and assets held in brokerage or fund accounts

NFP Securities: Summary

- Top tier independent BD
- Experienced planners
- Open architecture / Best of breed approach
- Utility positioning within NFP
- Boutique Strategy: High end, sophisticated producers; closed access
- Niche Strategy: Focus on NFP acquisitions and Partners affiliation
- Highest production per rep among independent and insurance BDs (Financial Planning Magazine, 2003)
- Stable and scalable operations (VeraVest example)
- Now achieving scale economies (Ticket charges, vendor pricing, expense ratios)

NFP®

NATIONAL FINANCIAL PARTNERS



NFP Securities

Registered Investment Advisor

NFP Advisory Services: Strategic Importance

The RIA is the Key Platform for the Wealth Management and Financial Planning Process

- Asset Gathering and Recurring Revenue
- Platform for High Net Worth Solutions/Planning
  - Fee Based Asset Management (Separate Accounts)
  - Fee For Advice – Pay for Knowledge/Expertise, Not Product
- Federally Registered RIA: All 50 States and Puerto Rico
- Sell Intellectual Capital – Family Meetings, Hourly Advice, etc.
- Core NFP Focus: Separate Division, Dedicated Team

Industry Shift – Selling Intellectual Capital

Brokers | **Consultants**



Brokers	**Consultants**
Commission-Based	**Fee-Based**
Transaction-Driven	**Advice-Driven**
Product-Focused	**Solution-Focused**

1. Access to investments has become a **commodity** – investors can execute transactions themselves.
2. The marketplace is increasingly complex – Wealthy clients need advice (i.e., wealthy baby boomers).
3. Dalbar expects the number of American households that pay for advice to increase from 11 million today to 60 million in 2015.

Source: Dalbar Research, 2003

NFP

Aging Clients: Demographic Changes Will Drive the Need for Financial Planning and Advice

The over-50 population:

- Has a **total net worth of $20 trillion**
- Accounts for more than **40% of total consumer demand**
- Controls **48% of all discretionary purchases**
- **Owns 79% of America's financial assets** and has a **net worth 5 times** that of average Americans

Source: Gary Oaks, Sold on Seniors, Home Accents Today, 12/02



"The Age Wave is Coming Ashore"
A growing group
Number of people 65 and over
in millions
35.0
39.7
53.7
70.3
2000
2010
2020
2030
Source: Dept. of Health and Human Services
Average Annual Percent Change in Population Age 65 and Over: 1900 to 2050
Percent
3.5
3.0
2.5
2.0
1.5
1.0
0.5
0
1900's
1910's
1920's
1930's
1940's
1950's
1960's
1970's
1980's
1990's
2000's
2010's
2020's
2030's
2040's
Decade
Source: Table H.

Source: U.S. Department of Commerce, Economics & Statistics Administration, Census Bureau, Feb '96.

Expanding Market: Separate Account Growth

Assets in Separate Accounts
($ in billions)



$500
$450
$400
$350
$300
$250
$200
$150
$100
$50
$0
161
220
290
350
417
400
391
456
1996
1997
1998
1999
2000
2001
2002
Q3 2003

* Projected to hit $2 trillion by 2011

Source: Money Management Institute, 2003

NFPSI Advisory Services: Enhancing Distribution



- Recruiting
  - — Ability to Serve Multiple Profiles
  - — Three Distribution Channels:
    - – NFP
    - – PartnersFinancial
    - – EBO
- Revenue Building Capabilities
  - — Beginner → Introductory Training
  - — Intermediate → Regional Meetings/Webex
  - — Advanced → Symposiums/Study groups, multiple platforms
- Trend: Insurance producers moving into investment planning
- Collaborations: Large insurance producer base and internal network of specialist firms
- Key Solutions: NFP Advisor, Value-Based Solutions, Financial Planning Resource Center, Software Support

NFPSI Advisory Services: Capabilities

Complete Wealth Management Platform



Financial Planning
Trust Services
Investment Management
Alternative Investments
NFP Advisory Services
Software Support
Independent Custody
Education, Marketing & Sales Resources
Mortgage Lending

* Trust and Mortgage Lending Effective Q1 2004

NFPSI Advisory Services: Products & Solutions

AN EMPHASIS ON CHOICE AND BEST OF BREED

EnvestnetPMC
Portfolio Management Consultants

NFP ADVISOR

MERIDIAN INVESTMENT MANAGEMENT

Mellon

ASSETMARK INVESTMENT SERVICES, INC.

MD SASS

CNL

Fidelity INVESTMENTS

SEI INVESTMENTS

GE Private Asset Management
A GE Financial Company

Lockwood

charles SCHWAB

GIM
GREEN INVESTMENT MANAGEMENT, INC.

MoneyGuidePro
Get them there.

NFPSI Advisory Services: NFP Advisor

NFP ADVISOR



- Firms can private label
- CFAs help build client portfolios
- Dedicated sales force for NFP
- Turnkey Portfolio Solutions
  - Separate Accounts
  - Mutual Fund Solutions
  - Multi-Manager Accounts and Hedge Funds
- $323 million in total AUM as of September 30, 2003
- $191 million in new AUM January, 2003 to September 30, 2003

NFPSI Advisory Services: Marketing Resources


Growing Wealth
Sophisticated Investment Advisory Programs
Insight
Access
Expertise

NFPSI Advisory Services: Expertise

- The NFPSI RIA Division has added experienced staff from JPMorgan, ING, Fred Alger, AIG, and Wells Fargo over the past 18-24 months.
- Extensive Investment Manager Due Diligence Process
  - $100 million, 5 year AIMR track record, two managers
  - Comprehensive due diligence questionnaire – Annual and Semi-annual – 25 pages (track record, peer comparison, etc.)
  - Review of management discipline and regulatory history
  - Meetings with key managers and principals
- Alternative Investments
  - Dedicated department
  - Hedge fund/fund of funds database (Investor Force)
  - Sales wizard
  - Due diligence

NFPSI Advisory Services: Key Metrics

As of September 30, 2003:

- 435 RIA Affiliates (Producers)
- Over 10,000 accounts
- 52% of RIA Revenues from NFP Owned Firms
- 16% of NFPSI's Gross Revenues
- Financial Planning Magazine Survey: #8 in RIA revenue growth (51.6% vs. 2001)

RIA Producer Growth (IARs)


273
328
382
478

Year over Year IAR Growth:

2001 vs. 2000:	20.1%
2002 vs. 2001:	16.5%
2003 vs. 2002:	25.1%

NFPSI Advisory Services: Key Metrics

Total RIA Assets Under Management
($ in Millions)


$2,000
$1,800
$1,600
$1,400
$1,200
$1,000
$800
$600
$400
$200
$0
$496 M
$961 M
$1.3 B
$1.8 B
2000
2001
2002
9/30/2003

$1.8 Billion in AUM as of September 30, 2003

Year over Year AUM Growth:

2001 vs. 2000:	93.8%
2002 vs. 2001:	35.3%
2003 vs. 2002:	37.5% (As of 09/30/2003)

NFPSI Advisory Services: Key Metrics

- Top Providers (Ranked by Assets):
  1) SEI
  2) EnvestnetPMC (NFP Advisor)
  3) AssetMark
  4) GE Private Asset Management
  5) Charles Schwab

- Revenue Sources by Rank:
  1) Turnkey Asset Management
  2) Brokerage Wrap Programs
  3) Fee-Based Financial Planning

NFPSI Advisory Services: Key Metrics

TOTAL ASSETS – RIA AND BROKER-DEALER
($ in Millions)

		YE 2001		YE 2002		9/30/2003
Turnkey RIA Platforms (3rd Party)	$	577	$	798	$	1,247
Brokerage/Wrap Accounts		82		337		495
3rd Party Custody		301		201		95
RIA Totals		**960**		**1,336**		**1,837**
Other B/D Direct Assets (Estimated)		6,079		5,335		7,350
Total Assets*	**$**	**7,039**	**$**	**6,671**	**$**	**9,187**

* Total assets includes RIA assets and assets held in brokerage or fund accounts

NFPSI Advisory Services: Summary

- High-End Planners Demand a Strong, Sophisticated RIA
- RIA Has Achieved Critical Mass
- <u>Key Points</u>
  - Positioned to capitalize on continuing shift to fee-based asset management and planning – baby boomers
  - 37.5% AUM Growth as of September 2003
  - Broad-Based Training and Education

<u>Points of Differentiation</u>

- Private Labeled Platforms (Best of Breed)
- Alternative Investments Department
- Separate RIA Marketing Team

NFP®

NATIONAL FINANCIAL PARTNERS

NATIONAL FINANCIAL PARTNERS

Distribution Development

Presented By: Annemarie V. Long

Distribution Development

This presentation will focus on three key areas of distribution development:

- **Recruiting: the affiliation of new firms into the PartnersFinancial distribution platform.**
- **Professional Partnerships: building and formalizing strategic alliances with other professional groups.**
- **Firm Growth: the planned growth of individual firms through added production capabilities.**

NFP

Distribution Development

Key Points:

- An overview of the recruiting process including the ideal profile of a prospective firm.
- The emergence of the professional advisor market in financial services and NFP's strategy to capitalize on it.
- The importance of assisting firms with a systematic approach to growing their practices.

Distribution Development

Organization Overview:

Responsible for the growth of distribution platforms and the development of tools and resources to assist firms with expanding their production capability

Recruiting

Who is PartnersFinancial?

A national distribution network of independent insurance and financial professionals who are affiliated with NFP and are committed to sharing in a collaborative community to create leverage and influence innovation.

Recruiting

Prospect Profile:

- — Growth oriented firm
- — Market focus in Wealth Transfer, Closely Held Business or Executive Benefits
- — Highest ethics and integrity
- — Registration with NFP Securities, Inc.
- — Minimum $350,000 revenue in lines of business we are in with at least $150,000 in life insurance
- — Opportunity to earn 70%-80% of a firm's business in our lines
- — Competent staff
- — Future NFP Acquisition candidate

NFP

Recruiting

Marketing Opportunities:

- Producers dissatisfied with the career agency system
- Producers dissatisfied with their current broker/dealer
- Multi-disciplined firms (insurance, investments, benefits)
- Referrals from existing Member Firms
- Underrepresented geographic areas

Recruiting



NFP CORPORATE
(NEW YORK, NY)
NFP SECURITIES, INC.
NFP INSURANCE SERVICES, INC.
(AUSTIN, TX)

208 Member Firms
395 Firm Principals
514 Producers

Partners Financial

Historical Analysis

New Firm Production by Year Joined

Year End Analysis	Year End 2000	Year End 2001	Year End 2002	YTD September 2003
	16	12	22	18
Total Life Production				
2000 Join Date Members	793,251	3,930,426	5,162,167	4,417,898
2001 Join Date Members		230,803	1,671,194	5,408,687
2002 Join Date Memebrs			1,709,920	3,224,137
2003 Join Date Members				3,018,909
Total Securities Production				
2000 Join Date Members	1,018,080	2,811,192	2,900,752	3,880,839
2001 Join Date Members		642,619	1,670,497	2,473,067
2002 Join date Members			1,183,290	2,569,615
2003 Join Date Members				2,012,184
Total Benefits Production				
2000 Join Date Members	225,073	653,894	2,089,977	583,920
2001 Join Date Members		8,296	26,419	604,140
2002 Join Date Members			108,280	954,641
2003 Join Date Members				84,999
Total Production				
2000 Join Date Members	2,036,404	7,395,513	10,152,896	8,882,657
2001 Join Date Memebrs		881,718	3,368,110	8,485,894
2002 Join Date Members			3,001,490	6,748,393
2003 Join Date Members				5,116,092

Professional Partnerships

Department Overview:

Professional Partnerships is a complete, turnkey solution for NFP Securities registered representatives to form revenue-sharing strategic alliances with CPA firms, financial institutions and other centers of influence.

Professional Partnerships

Resources:

- Model agreements
- Licensing resources
- Consultation on deal closing
- CPE credits
- Client approach letters
- Access to NFP Securities, Inc.
- Educational Forums
- Local, experienced NFP firm for planning and product expertise

Professional Partnerships

Marketing Opportunities:

- Quality and reputation of local NFP firms
- Strength of life, benefits and investment platforms
- Licensing/compliance assistance
- Independent distribution channel (no proprietary products)
- CPA maintains direct client relationship

NFP

Professional Partnerships

2002 – 2003 Number of Alliances



160
140
120
100
80
60
40
20
0
2002 Q1
2002 Q2
2002 Q3
2002 Q4
2003 Q1
2003 Q2
2003 Q3

Professional Partnerships



PROFESSIONAL PARTERSHIPS - YTD HISTORICAL COMPARISON OF ALLIES' EARNED FIRST YEAR COMMISSIONS
$2,500,000
$2,000,000
$1,500,000
$1,000,000
$500,000
$0
$1,822,163
$629,141
$2,275,504
$485,972
Securities
September '02 / September '03
Insurance
September '02 / September '03

Firm Growth

Department Overview:

Assist firms with evaluation and implementation of growth plans in current or related lines of business

Firm Growth

Resources:

- Market research and demographics
- Financial Models
- Prototype Documents
  - Producer agreements
  - Compensation schedules
- Sample job descriptions for internal support team
- Consultation

Firm Growth

PRODUCER MODEL - INDIVIDUAL INSURANCE

ASSUMPTIONS (enter items in Blue type)

Annual Production	
Average FY Prem per Case in Yr 1	$6,000
Growth in FY Prem per Case	8.00%
Persistency from Each Prior Year	96.00%
Production	**Year 1**
Cases Paid per Year	30
Ave. FY Prem per Case	6,000
FY Prem Sold	180,000
Gross FY Comm on Sales	174,600
Gross Renewal Comm on Sales	0
Gross Fee-Based Revenue	12,000
Gross Revenue Total	186,600
FY Comm to Producer	78,570
Renewal Comm to Producer	0
Fee Revenue to Producer	5,400
Production Revenue to Producer	83,970
FY Comm to Firm	96,030
Renewal Comm to Firm	0
Fee Revenue to Firm	6,600
Gross Revenue to Firm	102,630

Expenses	Growth					
Payroll - Allocated Staff	8.00%	12,000	12,960	13,997	15,117	16,326
Benefits/PR Tax - Staff	22.00%	2,640	2,851	3,079	3,326	3,592
Benefits/PR Tax - Prod	18.00%	15,115	26,908	30,010	33,317	36,847
Space - Rent/Util - Staff		3,600	3,600	3,600	4,000	4,000
Space - Rent/Util - Prod		3,600	3,600	3,600	4,000	4,000
Acctng, Legal & Consult		1,000	0	0	0	0
Advertising & Marketing	4.00%	900	936	973	1,012	1,053
Conferences & Seminars	4.00%	2,000	2,080	2,163	2,250	2,340
Prof Dues,CE,Prof Dev, etc.	4.00%	2,000	2,080	2,163	2,250	2,340
Office Supplies	4.00%	1,200	1,248	1,298	1,350	1,404
Postage & Delivery	4.00%	1,200	1,248	1,298	1,350	1,404
Computer Equip/SW Staff		1,000	200	200	200	1,000
Computer Equip/SW Prod		3,600	500	500	500	1,000
E&O and Other Insurance	4.00%	1,800	1,872	1,947	2,025	2,106
License & Registration Fees	4.00%	400	416	433	450	468
Maintenance and Repair	4.00%	300	312	324	337	351
Printing & Copying	4.00%	300	312	324	337	351
Telephone/Internet - Staff	4.00%	200	208	216	225	234
Telephone/Internet - Prod	4.00%	2,400	2,496	2,596	2,700	2,808
T & E - Auto, Park, Travel	4.00%	0	0	0	0	0
Depreciation/Amortization		0	0	0	0	0
Furn, Eq Lease/Pur - Staff		1,000	0	0	0	0
Furn, Eq Lease/Pur - Prod		2,500	1,000	1,000	1,000	1,000
Other Expenses	4.00%	500	520	541	562	585
Total Staff & Operating Expenses		59,255	65,347	70,264	76,308	83,206
Expenses to Producer	10.00%	5,925	6,535	7,026	7,631	8,321
Base Salary or Allowance		0	0	0	0	0
Net Income to Producer		78,045	142,952	159,698	177,466	196,382
Net Profit (Loss) to Firm		49,301	123,894	140,537	157,553	175,307

revised 08/20/03

NFP

NFP®

NATIONAL FINANCIAL PARTNERS